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Exhibit 32.1
Certification of the Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Blackstone Infrastructure Strategies L.P. (the “Company”)
on Form 10-Q for the quarter ended March 31, 2026 as filed with the Securities and Exchange
Commission on the date hereof (the “Report”), I, Gregory Blank, Chief Executive Officer of the Company,
certify, pursuant to 18 U.S.C. Section § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 12, 2026
/s/Gregory Blank
Gregory Blank
Chief Executive Officer
(Principal Executive Officer)
____________________
*The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.